SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                 June 25, 1997
                Date of Report (Date of Earliest Event Reported)

Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of April 1, 1997 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1997-2)


                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     333-16679-2                68-0397342
         --------                     -----------                ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 461-6790
                                 --------------
                        (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events
           ------------

           Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Pass-Through Certificates, Series 1997-2 (the "Certificates").

           The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c). Exhibits
           --------

           10.1 Monthly Payment Date Statement distributed to Certificate-holders, dated June 25, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 1997

                                       HEADLANDS MORTGAGE
                                       SECURITIES INC.


                                       By: /s/ Gilbert J. MacQuarrie
                                          ---------------------------
                                          Gilbert J. MacQuarrie
                                          Vice President, Treasurer
                                            and Secretary (Principal
                                            Financial Officer and
                                            Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit Number                                                Page Number
--------------                                                -----------

10.1  Monthly Payment Date Statement distributed to
      Certificateholders, dated June 25, 1997......................5